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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 14, 2006 (February 14, 2006)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)


        Delaware                          0-28104                95-4527222
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


      22619 Pacific Coast Highway                                  90265
          Malibu, California                                    (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                February 14, 2006


                                ITEMS IN FORM 8-K
                                -----------------

                                                                                                          Page
                                                                                                          ----
Facing Page                                                                                               1

Item 2.02                  Results of Operations and Financial Condition                                  3

Item 9.01                  Financial Statements and Exhibits                                              3

Signatures                                                                                                4

Exhibit Index                                                                                             5

Item 2.02.        Results of Operations and Financial Condition.

         On February 14, 2006, we issued a press release announcing our results of operations for the quarter ended December 31, 2005. A copy of such release is annexed hereto as an exhibit.


Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits


Exhibit
Number          Description
-------         -----------

99.1*           February 14, 2006 Press Release



-----------------------------
*   Filed herewith



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 14, 2006               JAKKS PACIFIC, INC.


                                        By: /s/ Jack Friedman
                                            ------------------------------
                                            Jack Friedman
                                            Chairman and Chief Executive Officer

                                  Exhibit Index


         Exhibit
         Number         Description
         -------        -----------

         99.1*          February 14, 2006 Press Release



         -----------------------------
         *   Filed herewith




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